Holly Corporation Spring 2005 Company Overview

Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the outcome of Holly's litigation with Frontier Oil Corporation, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the most recent reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Management Focus & Strategy Manage business for the 'long haul' Focus on 'top' & 'bottom line' growth Focused on organic and acquisition growth opportunities Disciplined growth objective (reasonable prices) Company advantage because of Holly & HEP relationship Strong Balance Sheet & Cash Flows Financial flexibility to pursue growth opportunities

Strong Balance Sheet & Income Statement Performance

Strong Balance Sheet & Income Statement: 12 months ended December, 2004 SUN VLO TSO PCO FTO GI HOC 0.039 0.05 0.02 0.05 0.039 0.012 0.063 SUN VLO TSO PCO FTO GI HOC 0.076 0.096 0.031 0.099 0.093 0.029 0.096 SUN VLO TSO PCO FTO GI HOC 0.186 0.155 0.049 0.136 0.167 0.041 0.24 (definitions at end of presentation) SUN VLO TSO PCO FTO GI HOC 0.935 0.651 1.153 0.971 0.942 1.607 0.085

Strong Balance Sheet & Income Statement: 5-Year Average SUN VLO TSO FTO GI HOC 0.03 0.035 0.02 0.027 0.008 0.035 SUN VLO TSO FTO GI HOC 0.052 0.05 0.029 0.069 0.012 0.074 SUN VLO TSO FTO GI HOC 0.119 0.083 0.042 0.122 0.016 0.18 (definitions at end of presentation) SUN VLO TSO FTO GI HOC 0.857 0.799 1.359 1.26 2.12 0.151

Company Operations

Holly & HEP Assets 109,000 bpd of refining capacity All HOC refineries have direct connection to Domestic / Canadian crude trading hubs Extensive crude oil gathering network in West Texas and Southeast New Mexico Over 1,500 miles of product pipelines 11 Terminals in 5 states (3 of the terminals are 50% owned) 70% interest in Rio Grande Pipeline Company, a joint venture with BP Company, a joint venture with BP Company, a joint venture with BP Company, a joint venture with BP Company, a joint venture with BP Company, a joint venture with BP Company, a joint venture with BP Company, a joint venture with BP Company, a joint venture with BP Company, a joint venture with BP Company, a joint venture with BP Company, a joint venture with BP Company, a joint venture with BP Company, a joint venture with BP

Woods Cross Refinery (26,000 bpd) Montana Refinery (8,000 bpd) High Margin Refining Region Margins(d) NRC W-C MRC 2003 $7.43 $6.10 $7.63 2004 $10.16 $6.00 $7.73 2003 EBITDA (mm) $112 2004 EBITDA (mm) $178 Current Refining Capacity (bpd) 109,000 Equity Market Cap (bb)(a) $1.2 Total Debt (mm)(b) 33 Cash (mm)(c) 219 Navajo Refinery (75,000 bpd) Holly Corp (HOC) As of April 5, 2005. Market capitalization is computed by multiplying the share price by the number of shares outstanding. As of December 31, 2004. As of December 31, 2004. (Includes cash and marketable securities.) Gross refining margins is defined at end of presentation

Refining Margins by Refinery

NRC Refining Margins Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East 3.07 4.72 6.77 6.46 4.92 5.11 5.5 5.73 4.37 4.38 3.88 2 West 1.45 1.91 1.58 1.52 1.14 1.31 0.44 2.18 4.6 4.4 3.23 1.41 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 1.45 0.79 3.38 5.38 6.22 4.63 1.34 2.22 1.36 1.25 0.58 4.38 04 gm 6.93 10.67 11.59 14.65 16.08 11.99 9.91 6.71 8.88 7.96 7.73 5.58 05 fcst 05 low 2000-2004 Refining Gross Margin Range (Bars: '99-03 range; Line: '04 actual; Blue bar: median of range)

Woods Cross Refining Margins Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East 1.64 1.21 5.56 4.32 5.75 2.73 2.87 4.44 -0.67 -0.95 5.29 0.57 West 0.2 2.16 2.85 2.97 1.23 1.94 4.56 3.17 9.59 8.01 1.98 2.43 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 2.85 0.26 2.31 1.42 2.78 3.98 0.17 2.14 1.34 3.81 0.29 3.56 04 gm 2.39 2.28 5.65 11.09 12.06 6.95 5.69 3.93 1.75 3.69 4.97 4.75 05 budget 2000-2004 Refining Gross Margin Range (Bars: '99-03 range; Line: '04 actual; Blue bar: median of range)

MRC Refining Margins Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East 0.06 2.96 3.92 6.86 5.59 4.95 8.73 4.11 4.95 5.15 2.04 2.94 West 4.62 2.42 6.08 1.18 3.27 3.04 0.2 5.13 4.83 2.34 6.35 1.99 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 2.2 4.05 3.79 4.62 7.28 7.53 1.4 2.81 3.73 3.01 1.98 4.05 04 gm 5.02 4.37 7.59 6.57 9.29 11.49 8.83 6.08 5.38 3.47 9.56 10.93 05 budget 2000-2004 Refining Gross Margin Range (Bars: '99-03 range; Line: '04 actual; Blue bar: median of range)

Recent Initiatives adding to base EBITDA

Previous guidance for Mid-Cycle* EBITDA for Company operations *Mid-cycle EBITDA for the refinery operations was calculated by subtracting 2004 operating expenses excluding depreciation from mid-cycle refinery gross margin. Mid-cycle refinery gross margin was calculated by applying the trailing three year average product values and raw material costs to 2004's actual raw materials charge and product yields. For 2004: Projected EBITDA improvement (in millions) Refinery mid-cycle EBITDA $105 Pipeline & Terminal EBITDA 35 Minority interest in pipelines & terminals <17> Holly's 2004 mid-cycle EBITDA estimate $123

Increase Capacity of Sour Grades of Crude Move from approx. 92% sour crude runs to 100% sour crude runs at Navajo Refinery. (Navajo primarily runs a West Texas Sour (WTS) 'type' of sour crude.) Increase low priced Canadian heavy sour crude at Woods Cross refinery to 8% of runs in 2005. Increase sour crude runs by 8,000bpd for Holly's overall refining system at $4.45/bbl differential. PROJECTED EBITDA ADDITIONS: $13 MILLION

Improve Refining Yields High Value Product Yield Improvement: Increase Clean Burning Gasoline (CBG) production at Navajo refining. Upgrade 5,200 bpd from 'conventional' gasoline to higher value CBG gasoline Increase Premium gasoline production Upgrade 1,000 bpd of regular gasoline to premium Increase Low Sulfur diesel production 3,000 bpd Process Unit Configuration Changes: CCR catalyst change at Navajo refining Upgrade 400 bpd of low-value refining gases to high octane gasoline component FCCU feed nozzles / turnaround at Woods Cross refinery Upgrade 300 bpd of lower valued light cycle oil & slurry to high value gasolines PROJECTED EBITDA ADDITIONS: $8 MILLION

Increase Refinery Runs Higher crude rates at all refineries. 2005 plan 1,800 bpd from all refineries Higher FCCU rates at Navajo refinery Increase gasoline & diesel production levels by buying additional gas oil from 3rd parties Increased Natural Gasoline Blending 2,100 bpd low cost natural gasoline to finished gasoline blending Additional asphalt tankage at Montana refinery Allows for higher winter run rates PROJECTED EBITDA ADDITIONS: $7 MILLION

Summary of EBITDA from 2005 Refinery initiatives: R&M Improvement Initiative Projected EBITDA improvement (in millions) Increased capacity of sour crude feedstocks $13 Improved refining yields 8 Increased refinery runs 7 Estimated EBITDA additions $28

Capital Projects Plan

2005 Refinery Capital Spending Program-Major Projects ROSE Asphalt Unit --Navajo refinery: Project Summary: Relocate and refurbish an existing purchased ROSE unit (residuum oil supercritical extraction) to the Artesia, NM facility. Unit will have a capacity of 4,500 BPD of asphalt (feedstock) Unit will upgrade low-priced asphalt to higher valued gasoline and diesel. Projected cost: $16 million Estimated completion: 1st quarter 2006 Target EBITDA: $6 million Assumption: based on historical spread between asphalt and gasoline & diesel margins (5-year avg. actual netbacks for Navajo refinery)

2005 Refinery Capital Spending Program-Major Projects Diesel Hydrotreater Unit --Woods Cross refinery : Project Summary: Compliance with ULSD requirements* Create infrastructure for potential 'sour up' project in future Projected cost: $33 million Estimated completion: 2nd quarter 2006 Target EBITDA: $2.5 million Assumption: based on historical spread between high and low sulfur diesel *Clean air regulations require the production of ultra low sulfur diesel (ULSD) by June 2006 for small refiners in order to defer production of ultra low sulfur gasoline (ULSG) until 2010.

2005 Refinery Capital Spending Program-Major Projects Ultra Low Sulfur Diesel and Expansion Projects --Navajo refinery: Project Summary: Compliance with ULSD requirements* 10,000 bpd expansion Projected cost: $52 million Estimated completion: 2nd quarter 2006 Target EBITDA: $12.5 million Assumption: incremental production priced at steep discount to average *Clean air regulations require the production of ultra low sulfur diesel (ULSD) by June 2006 for small refiners in order to defer production of ultra low sulfur gasoline (ULSG) until 2010.

Anticipated Refinery Capital Spending Major Capital Projects Estimated Total Cost * Estimated EBITDA Addition ROSE Unit $16 $6.0 Diesel hydrotreater at Woods Cross 33 2.5 ULSD & Expansion 52 12.5 Total $101 $21.0 (in millions) *Approx. half these amounts will be spent in 2005, with the remainder in 2006

Forward EBITDA Estimates

Estimate of mid-cycle EBITDA Previous Guidance 2005 2006 2007 Refining $105 $105 $105 $105 R&M Initiatives 28 28 28 Effect of capital projects 15 21 New Refining Guidance 133 148 154 Logistics assets (HEP)* 35 47 52 52 Minority interest* <17> <24> <27> <27> Total Consolidated* $123 $156 $173 $179 *These estimates include recent Alon USA acquisition but exclude all other growth considerations for HEP. '05 includes 75% of est. Alon acquisition-'06 forward inc. 100% Mid-cycle EBITDA Estimates (in millions)

Definitions Gross refining margin - Refining revenues less refining cost of products sold Pre-tax margin - Income before income taxes divided by sales and other revenues Return on assets - Net income divided by total assets Return on invested capital - Net income divided by the sum of total stockholders' equity plus debt. Debt includes long-term debt and current maturities of long-term debt. Debt to equity - Debt divided by total stockholders' equity.

Definitions Earnings Before Interest, Taxes, Depreciation and Amortization - 2004 & 2003 (in thousands): 2004 2003 Net Income $83,879 $46,053 Add provision for income tax 54,590 28,306 Add interest expense 3,524 2,136 Subtract interest income (4,372) (458) Add depreciation & amortization 40,481 36,275 EBITDA $178,102 $112,312 Earnings before interest, taxes, depreciation and amortization - EBITDA is calculated as net income plus (i) interest expense, (ii) less interest income, (iii) plus income tax provision, and (iv) plus depreciation, depletion and amortization. EBITDA is not a calculation based upon generally accepted accounting principles; however, the amounts included in the EBITDA calculation are derived from amounts included in the consolidated financial statements of Holly. EBITDA should not be considered as an alternative to net income or operating income, as an indication of operating performance of Holly or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it enhances an investor's understanding of Holly's ability to satisfy principal and interest obligations with respect to Holly's indebtedness and to use cash for other purposes, including capital expenditures. EBITDA is also used by Holly management for internal analysis and as a basis for financial covenants. EBITDA is reconciled to net income in the table above.

Holly Corporation Holly Energy Partners, L.P. 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Steve McDonnell Vice President, CFO (214) 871-3584 steve@hollycorp.com Neale Hickerson V.P.-Investor Relations (214) 871-3572 neale@hollycorp.com